UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 8, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-C28
(Central Index Key Number 0002030072)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)
(Exact name of sponsor as specified in its charter)

UBS AG

(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Ladder Capital Finance, LLC

(Central Index Key Number 0001541468)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-276033-03	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On August 8, 2024, Barclays Capital Inc. (“Barclays”), Goldman Sachs & Co. LLC (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), Wells Fargo Securities, LLC (“WFS”), UBS Securities LLC (“UBS Securities”), Deutsche Bank Securities Inc. (“DBSI”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, GS&Co., SGAS, WFS, UBS Securities, DBSI and Bancroft, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of August 8, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on August 29, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $718,351,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $86,569,408, to Barclays, GS&Co., SGAS, WFS, UBS Securities, DBSI, Bancroft and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 8, 2024 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of August 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class A-3-BP, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class S and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Bridge Point Rancho Cucamonga	4.4	4.2
900 North Michigan	4.5	N/A
St. Johns Town Center	4.6	N/A

Arizona Grand Resort and Spa	4.7	N/A
Dallas Market Center	4.8	4.3
Hilton La Jolla Torrey Pines	4.9	N/A(1)
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or related pooling and servicing agreement, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-C28 (the “Issuing Entity”), a common law trust fund to be formed on August 29, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of fifty commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of August 29, 2024, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of August 29, 2024, between the Registrant and GSMC (the “GSMC Mortgage Loan Purchase Agreement”), (iii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of August 29, 2024, among the Registrant, Société Générale and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (iv) Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of August 29, 2024, between the Registrant and Wells Fargo (the “Wells Fargo Mortgage Loan Purchase Agreement”), (v) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of August 29, 2024, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), (vi) Zions Bancorporation, N.A. (“ZBNA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of August 29, 2024, between the Registrant and ZBNA (the “ZBNA Mortgage Loan Purchase Agreement”), (vii) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of August 29, 2024, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (viii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of August 29, 2024, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (ix) Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of August 29, 2024, among the Registrant, LCF and Ladder Capital Corp. (the “LCF Mortgage Loan Purchase Agreement”) and (x) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.10 and dated and effective as of August 29, 2024, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. (the “BSP Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated August 9, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on August 12, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 9, 2024.

The related registration statement (file no. 333-276033) was originally declared effective on April 12, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 8, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Goldman Sachs & Co. LLC, SG Americas Securities, LLC, Wells Fargo Securities, LLC, UBS Securities LLC, Deutsche Bank Securities Inc., Bancroft Capital, LLC and Drexel Hamilton LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of July 15, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Argentic Services Company LP, as special servicer, BellOak, LLC, as operating advisor, Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of June 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Co-Lender Agreement, dated as of June 28, 2024, by and among Wells Fargo Bank, National Association, as Initial Holder of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6 and Note A-7, and Wells Fargo Bank, National Association, as Initial Holder of Note B.
Exhibit 4.5	Agreement Between Noteholders, dated as of August 2, 2024, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Goldman Sachs Bank USA, as Initial Note A-3 Holder.
Exhibit 4.6	Agreement Between Note Holders, dated as of May 10, 2024, by and between Barclays Capital Real Estate Inc., JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA and Societe Generale Financial Corporation.
Exhibit 4.7	Co-Lender Agreement, dated as of August 5, 2024, by and among German American Capital Corporation, as Note A-1-1 and Note A-1-2 Holder, Goldman Sachs Bank USA, as Note A-2-1 and Note A-2-2 Holder, and Wells Fargo Bank, National Association, as Note A-3 Holder.

Exhibit 4.8	Agreement Between Noteholders, dated as of May 31, 2024, by and between Goldman Sachs Bank USA, as initial note A-1 holder and initial note A-2 holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of July 17, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 9, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, between Wells Fargo Bank, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, between UBS AG, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, between Zions Bancorporation, N.A., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, among Ladder Capital Finance LLC, as seller, Ladder Capital Corp. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.10	Mortgage Loan Purchase Agreement, dated and effective as of August 29, 2024, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2024	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer

BBCMS 2024-C28 - Form 8-K